SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 15, 2006

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama	35211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 940-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

This Form 8-K/A amends the Current Report on Form 8-K filed by Saks Incorporated (the “Company”) on August 15, 2006 to announce the Company’s results of operations and financial condition for the second quarter ended July 29, 2006.

The news release issued by the Company earlier today as filed on Form 8-K contained certain financial statement attachments. The Company inadvertently included a consolidated balance sheet attachment. The consolidated balance sheet attachment is not complete as it does not reflect the Parisian business as “assets held for sale” as of July 29, 2006.

The consolidated balance sheet attachment to the news release and as filed on Form 8-K is withdrawn and should not be relied on.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: August 15, 2006	/s/ Kevin G. Wills Kevin G. Wills Executive Vice President of Finance and Chief Accounting Officer